                                                                    EXHIBIT 99.7

CASE NAME:      KEVCO MANUFACTURING, LP                           ACCRUAL BASIS

CASE NUMBER:    401-40784-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002
                                        ---------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                       TREASURER
-----------------------------------------------      --------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                        APRIL 22, 2002
-----------------------------------------------      --------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  DEBTOR'S ACCOUNTANT
-----------------------------------------------      --------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                         APRIL 22, 2002
-----------------------------------------------      --------------------------
Printed Name of Preparer                                        Date

CASE NAME:      KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 1

CASE NUMBER:    401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                                  SCHEDULED            MONTH            MONTH               MONTH
ASSETS                                                              AMOUNT             JAN-02           FEB-02              MAR-02
-------                                                          -----------       -----------       -----------       -----------
1.   Unrestricted Cash (FOOTNOTE)                                     41,683           151,415           120,993           110,582
2.   Restricted Cash
3.   Total Cash                                                       41,683           151,415           120,993           110,582
4.   Accounts Receivable (Net) (FOOTNOTE)                          7,974,696                 0                 0                 0
5.   Inventory (FOOTNOTE)                                         14,793,828                 0                 0                 0
6.   Notes Receivable
7.   Prepaid Expenses                                                196,584                 0                 0                 0
8.   Other (Attach List)                                                   0                 0                 0                 0
9.   Total Current Assets                                         23,006,791           151,415           120,993           110,582
10.  Property, Plant & Equip. (FOOTNOTE)                          32,082,187         1,771,093         1,771,093         1,771,093
11.  Less: Accumulated Depreciation                               (7,696,543)         (250,320)         (250,320)         (250,320)
12.  Net Property, Plant & Equipment                              24,385,644         1,520,773         1,520,773         1,520,773
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)              8,369,096                 0                 0                 0
15.  Other (Attach List)                                          13,541,943        45,411,431        45,411,431        45,421,985
16.  Total Assets                                                 69,303,474        47,083,619        47,053,197        47,053,340

POST PETITION LIABILITIES

17.  Accounts Payable                                                                   34,503                 0                 0
18.  Taxes Payable (FOOTNOTE)                                                            1,111             1,111             1,111
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List)                                                               131,388           131,388           131,388
23.  Total Post Petition Liabilities                                                   167,002           132,499           132,499

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                                      75,885,064        13,509,318        13,590,741        13,680,889
25.  Priority Debt (FOOTNOTE)                                      1,383,756
26.  Unsecured Debt                                                5,139,545         2,733,206         2,733,206         2,733,206
27.  Other (Attach List)                                         197,008,999       197,917,106       197,921,042       197,921,042
28.  Total Pre Petition Liabilities                              279,417,364       214,159,630       214,244,989       214,335,137
29.  Total Liabilities                                           279,417,364       214,326,632       214,377,488       214,467,636


EQUITY

30.  Pre Petition Owners' Equity                                                  (210,107,292)     (210,107,292)     (210,107,292)
31.  Post Petition Cumulative Profit Or (Loss)                                     (19,105,757)      (19,105,612)      (19,105,469)
32.  Direct Charges To Equity (Attach Explanation FOOTNOTE)                         61,970,036        61,888,613        61,798,465
33.  Total Equity                                                                 (167,243,013)     (167,324,291)     (167,414,296)
34.  Total Liabilities and Equity                                                   47,083,619        47,053,197        47,053,340



This form  x  does      does not have related footnotes on Footnotes Supplement.
          ---      ----

CASE NAME:      KEVCO MANUFACTURING, LP                       SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                            SCHEDULED        MONTH           MONTH           MONTH
ASSETS                                                       AMOUNT          JAN-02         FEB-02           MAR-02
--------                                                  -----------     -----------     -----------     -----------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                        0               0               0               0

A.  Goodwill: Consolidated Forest Products (FOOTNOTE)       8,369,096               0               0               0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14           8,369,096               0               0               0

A.  Intercompany Receivables (FOOTNOTE)                    13,541,943      45,411,431      45,411,431      45,421,985
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                              13,541,943      45,411,431      45,411,431      45,421,985

POST PETITION LIABILITIES

A.  Accrued Liabilities                                                       131,388         131,388         131,388
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                              131,388         131,388         131,388

PRE PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                           68,508,999      69,417,106      69,421,042      69,421,042
B.  10 3/8% Senior Sub. Notes                             105,000,000     105,000,000     105,000,000     105,000,000
C.  Sr. Sub. Exchangeable Notes                            23,500,000      23,500,000      23,500,000      23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27           197,008,999     197,917,106     197,921,042     197,921,042

CASE NAME:      KEVCO MANUFACTURING, LP                     ACCRUAL BASIS - 2

CASE NUMBER:    401-40784-BJH-11


INCOME STATEMENT

                                                               MONTH               MONTH              MONTH            QUARTER
REVENUES                                                      JAN-02              FEB-02             MAR-02              TOTAL
---------                                                   --------            ---------           ---------         ----------
1. Gross Revenues                                                  0                  0                  0                  0
2. Less: Returns & Discounts                                                                                                0
3. Net Revenue                                                     0                  0                  0                  0

COST OF GOODS SOLD

4. Material                                                                                                                 0
5. Direct Labor                                                                                                             0
6. Direct Overhead                                                                                                          0
7. Total Cost of Goods Sold                                        0                  0                  0                  0
8. Gross Profit                                                    0                  0                  0                  0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                          0
10. Selling & Marketing                                                                                                     0
11. General & Administrative                                     609                  9                  9                627
12. Rent & Lease                                                                                                            0
13. Other (Attach List)                                                                                                     0
14. Total Operating Expenses                                     609                  9                  9                627
15. Income Before Non-Operating
    Income & Expense                                            (609)                (9)                (9)              (627)

OTHER INCOME & EXPENSES

16. Non-Operating (Income) (Att List)                           (191)              (154)              (151)              (496)
17. Non-Operating Expense (Att List)                         420,269                  0                  0            420,269
18. Interest Expense                                                                                                        0
19. Depreciation / Depletion                                                                                                0
20. Amortization                                                                                                            0
21. Other (Attach List)                                                                                                     0
22. Net Other Income & (Expenses)                           (420,078)               154                151           (419,773)

REORGANIZATION EXPENSES

23. Professional Fees                                                                                                       0
24. U.S. Trustee Fees                                                                                                       0
25. Other (Attach List)                                                                                                     0
26. Total Reorganization Expenses                                  0                  0                  0                  0
27. Income Tax                                                                                                              0
28. Net Profit (Loss)                                       (420,687)               145                142           (420,400)


This form     does  x   does not have related footnotes on Footnotes Supplement.
          ---     ----

CASE NAME:      KEVCO MANUFACTURING, LP                      SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                           ACCRUAL BASIS - 2


INCOME STATEMENT

                                                           MONTH                MONTH                MONTH               QUARTER
OPERATING EXPENSES                                        JAN-02               FEB-02               MAR-02                 TOTAL
------------------                                      ---------           ----------            ---------              --------
A.                                                            0
B.                                                            0
C.                                                            0
D.                                                            0
E.                                                            0
TOTAL OTHER OPERATING EXPENSES - LINE 13                      0                     0                    0                    0

OTHER INCOME & EXPENSES
A. Interest Income                                          191                   154                  151                  496
B. Balance Sheet Adjustments                                                                                                  0
                                                                                                                              0
TOTAL NON-OPERATING INCOME - LINE 16                        191                   154                  151                  496

A. Loss on sale of assets (FOOTNOTE)                    420,269               420,269
B.                                                                                                                            0
C.                                                                                                                            0
D.
TOTAL NON-OPERATING EXPENSE - LINE 17                   420,269                     0                    0              420,269


REORGANIZATION EXPENSES
A.                                                                                                                            0
B.                                                                                                                            0
C.                                                                                                                            0
D.                                                                                                                            0
E.                                                                                                                            0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25                 0                     0                    0                    0

CASE NAME:      KEVCO MANUFACTURING, LP                    ACCRUAL BASIS - 3

CASE NUMBER:    401-40784-BJH-11

CASH RECEIPTS AND                                         MONTH                MONTH                MONTH                QUARTER
DISBURSEMENTS                                            JAN-02               FEB-02               MAR-02                  TOTAL
-----------------                                       -------               ------              -------                --------

1.  Cash - Beginning Of Month                                   SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ----      ---

CASE NAME:      KEVCO MANUFACTURING LP           SUPPLEMENT TO ACCRUAL BASIS -3
                                                 MARCH, 2002
CASE NUMBER:    401-40784-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS

                                                     DIST LP     MFG        MGMT        HOLDING     COMP     KEVCO INC      TOTAL
                                                     -------   -------    ---------     -------     ----     ---------    ---------
 1   CASH-BEGINNING OF MONTH                             --    120,993    2,958,782        --        --        1,000      3,080,775

   RECEIPTS FROM OPERATIONS
 2   CASH SALES                                          --         --                                                           --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3   PRE PETITION                                        --         --                                                           --
 4   POST PETITION                                                  --                                                           --

 5   TOTAL OPERATING RECEIPTS                            --         --           --        --        --           --             --

   NON OPERATING RECEIPTS
 6   LOANS & ADVANCES                                               --                                                           --
 7   SALE OF ASSETS                                                 --                                                           --
 8   OTHER                                               --        151       12,020        --        --           --         12,171
      INTERCOMPANY TRANSFERS                         11,541    (10,553)          12        --                 (1,000)            --
              SALE EXPENSE REIMBURSEMENT
              INCOME TAX REFUND
              RENT
              PAYROLL TAX ADVANCE RETURNED
              MISC.                                                           8,036                  --
              INTEREST INCOME                                      151        3,984

 9   TOTAL NON OPERATING RECEIPTS                    11,541    (10,402)      12,032        --        --       (1,000)        12,171

10   TOTAL RECEIPTS                                  11,541    (10,402)      12,032        --        --       (1,000)        12,171

11   CASH AVAILABLE                                  11,541    110,591    2,970,814        --        --           --      3,092,946

   OPERATING DISBURSEMENTS
12   NET PAYROLL                                                             17,547                                          17,547
13   PAYROLL TAXES PAID                                             --        7,695                                           7,695
14   SALES, USE & OTHER TAXES PAID                   11,541         --                                                       11,541
15   SECURED/RENTAL/LEASES                                          --        3,214                                           3,214
16   UTILITIES                                                      --          188                                             188
17   INSURANCE                                                      --       98,810                                          98,810
18   INVENTORY PURCHASES                                            --                                                           --
19   VEHICLE EXPENSE                                                --                                                           --
20   TRAVEL                                                         --                                                           --
21   ENTERTAINMENT                                                  --                                                           --
22   REPAIRS & MAINTENANCE                                          --                                                           --
23   SUPPLIES                                                       --                                                           --
24   ADVERTISING                                                                                                                 --
25   OTHER                                               --          9          796        --        --           --            805
              LOAN PAYMENTS                              --         --                                            --
                 FREIGHT                                            --                                                           --
                 CONTRACT LABOR                                     --          493                                             493
                 401 K PAYMENTS                                     --                                                           --
                 PAYROLL TAX ADVANCE ADP                                                                                         --
                 WAGE GARNISHMENTS                                                                                               --
                 MISC.                                               9          303                                             312

26   TOTAL OPERATING DISBURSEMENTS                   11,541          9      128,250        --        --           --        139,800

   REORGANIZATION DISBURSEMENTS
27   PROFESSIONAL FEES                                              --       10,553                                          10,553
28   US TRUSTEE FEES                                                --                                                           --
29   OTHER                                                                                                                       --
30   TOTAL REORGANIZATION EXPENSE                        --         --       10,553        --        --           --         10,553

31   TOTAL DISBURSEMENTS                             11,541          9      138,803        --        --           --        150,353

32   NET CASH FLOW                                       --    (10,411)    (126,771)       --        --       (1,000)      (138,182)

33   CASH-END OF MONTH                                   --    110,582    2,832,011        --        --           --      2,942,593

CASE NAME:      KEVCO MANUFACTURING, LP                     ACCRUAL BASIS - 4

CASE NUMBER:    401-40784-BJH-11

                                                 SCHEDULED              MONTH              MONTH               MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT               JAN-02             FEB-02              MAR-02
-------------------------                        ---------             ------             ------              ------
1.  0 - 30                                                                 0                   0                   0
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                    7,974,696                 0                   0                   0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                    7,974,696                 0                   0                   0



AGING OF POST PETITION                                      MONTH:     MARCH-02
 TAXES AND PAYABLES                                                ------------

                                          0 - 30           31 - 60      61 - 90         91 +
TAXES PAYABLE                              DAYS             DAYS         DAYS           DAYS             TOTAL
-------------                             ------           -------      -------        -------         --------
1.  Federal                                                                                                  --
2.  State                                    --                                                              --
3.  Local                                                                                                    --
4.  Other (See Below)                     1,111                                                           1,111
5.  Total Taxes Payable                   1,111               0           0                0              1,111
6.  Accounts Payable                          0                                                               0


STATUS OF POST PETITION TAXES                               MONTH:     MARCH-02
                                                                  -------------



                                          BEGINNING TAX       AMOUNT WITHHELD                            ENDING TAX
FEDERAL                                    LIABILITY *        AND/OR ACCRUED         (AMOUNT PAID)       LIABILITY
-------                                   -------------       ---------------        -------------       ----------
1.  Withholding **                                                                                              0
2.  FICA - Employee **                                                                                          0
3.  FICA - Employer **                                                                                          0
4.  Unemployment                                                                                                0
5.  Income                                                                                                      0
6.  Other (Attach List)                                                                                         0
7.  Total Federal Taxes                            0                 0                      0                   0

STATE AND LOCAL

8.  Withholding                                                                             0                   0
9.  Sales (FOOTNOTE)                                                                        0                   0
10. Excise                                                                                                      0
11. Unemployment                                                                            0                   0
12. Real Property  (FOOTNOTE)                  1,111                                                        1,111
13. Personal Property                                                                       0                   0
14. Other (Attach List)                                                                                         0
15. Total State And Local                      1,111                 0                      0               1,111
16. Total Taxes                                1,111                 0                      0               1,111


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ----     ----

CASE NAME:      KEVCO MANUFACTURING, LP                     ACCRUAL BASIS - 5

CASE NUMBER:    401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                    MONTH:       MARCH-02
                                                          ---------------------

BANK RECONCILIATIONS                                          Account # 1        Account # 2
--------------------                                          -----------        -----------
A.   BANK:                                                    Summit Bank        Summit Bank        Other Accounts      TOTAL
B.   ACCOUNT NUMBER:                                           1-0138099          1-0137836         (Attach List)
C.   PURPOSE (TYPE):                                          Depository          Depository
1.   Balance Per Bank Statement                                  4,955            105,627                   --         110,582
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks                                                                                           --
4.   Other Reconciling Items                                                                                                --
5.   Month End Balance Per Books                                 4,955            105,627                   --         110,582
6.   Number of Last Check Written                                 N/A                N/A

INVESTMENT ACCOUNTS


                                                            DATE               TYPE OF
BANK, ACCOUNT NAME & NUMBER                              OF PURCHASE         INSTRUMENT         PURCHASE PRICE       CURRENT VALUE
---------------------------                              -----------         ----------         --------------       -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                   0                      0

CASH

12.  Currency On Hand                                                                                                           0
     Reclass to Accounts Payable
13.  Total Cash - End of Month                                                                                            110,582

This form     does  x   does not have related footnotes on Footnotes Supplement.
          ---     -----

CASE NAME:      KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 6

CASE NUMBER:    401-40784-BJH-11
                                                       MONTH:   MARCH-02
                                                             -------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                                      AMOUNT                TOTAL PAID
        NAME                         TYPE OF PAYMENT                   PAID                  TO DATE
        ----                         ---------------                  ------                ----------
1.  Lee Denham                       Payroll/severance                                        134,620
2.  Lee Denham                       Expense Reimb.                                               254
3.  Jim Connors                      Consulting fees and expenses                             114,975
4.  Jim Connors                      Division Sale Bonuses                                    112,500
5.  (Attach List)
6.  Total Payments To Insiders                                           0                    362,349

                                  PROFESSIONALS

                                         DATE OF
                                       COURT ORDER                                                             TOTAL
                                       AUTHORIZING             AMOUNT         AMOUNT         TOTAL PAID       INCURRED
               NAME                      PAYMENT              APPROVED         PAID           TO DATE        & UNPAID *
               ----                   ------------           ---------        -------        ----------      -----------
1.  Gordion Group                        03/20/01              301,398          0             301,398            0
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                            301,398          0             301,398            0

    * Include all fees incurred, both approved and unapproved


            POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND
                          ADEQUATE PROTECTION PAYMENTS


                                                SCHEDULED             AMOUNTS
                                                 MONTHLY                PAID                TOTAL
                                                PAYMENTS               DURING             UNPAID POST
NAME OF CREDITOR                                  DUE                  MONTH               PETITION
----------------                                ---------             --------            -----------
1. Bank of America                                N/A                                      13,680,889
2. Status of Leases Payable                                                                   None
3.
4.
5. (Attach List)
6. TOTAL                                            0                      0               13,680,889

This form    does  x   does not have related footnotes on Footnotes Supplement.
          ---     ----

CASE NAME:      KEVCO MANUFACTURING, LP                    ACCRUAL BASIS - 7

CASE NUMBER:    401-40784-BJH-11
                                                        MONTH:      MARCH-02
                                                               ---------------
QUESTIONNAIRE

                                                                                                                      YES     NO
                                                                                                                      ---    ----
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                      X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                                  X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                            X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                             X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                   X

6.  Are any Post Petition Payroll Taxes past due?                                                                              X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                              X

8.  Are any Post Petition Real Estate Taxes past due?                                                                          X

9.  Are any other Post Petition Taxes past due?                                                                                X

10. Are any amounts owed to Post Petition creditors delinquent?                                                                X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                         X

12. Are any wage payments past due?                                                                                            X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

         SEE FOOTNOTE


INSURANCE

                                                                                                                      YES      NO
                                                                                                                      ---     ----
1. Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?                     X

2. Are all premium payments paid current?                                                                              X

3. Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS


        TYPE OF POLICY                    CARRIER                       PERIOD COVERED             PAYMENT AMOUNT  &  FREQUENCY
        --------------                    -------                     --------------------         ----------------------------
Property, Auto, General Liability     Aon Risk Services                  3/1/02-9/1/02               Semi-Annual    $  98,598
D&O Liability                         Great American Insurance        11/1/2001-10/31/2004           Annual         $  64,657

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ----     ----

CASE NAME:      KEVCO MANUFACTURING, LP                    FOOTNOTES SUPPLEMENT
                                                                  ACCRUAL BASIS
CASE NUMBER:    401-40784-BJH-11

                                                        MONTH:   MARCH 31, 2002
                                                                ---------------

DUAL
BASIS
FORM
NUMBER      LINE NUMBER    FOOTNOTE / EXPLANATION
------      -----------    ----------------------
1              1           Pursuant to the February 12, 2001 Order (1)
3              1           Authorizing Continued Use of Existing Forms and
                           Records; (2) Authorizing Maintenance of Existing
                           Corporate Bank Accounts and Cash Management System;
                           and (3) Extending Time to Comply with 11 U.S.C.
                           Section 345 Investment Guidelines, funds in the Bank
                           of America and Key Bank deposit accounts are swept
                           daily into Kevco's lead account number 1295026976.
                           The Bank of America lead account is administered by,
                           and held in the name of, Kevco Management Co.
                           (co-debtor, Case No. 401-40788-BJH-11). Accordingly,
                           all cash receipts and disbursements flow through
                           Kevco Management's Bank of America DIP account. A
                           schedule allocating receipts and disbursements among
                           Kevco, Inc. and its subsidiaries is included in this
                           report as a Supplement to Accrual Basis-3.

1              4,5         Pursuant to Asset Purchase Agreements approved by the
1              10,14A      Court (see prior Monthly Operating Reports for
                           details), Debtor has sold most of its assets.

1              15A         Intercompany receivables/payables are from/to
1              27A         co-debtors Kevco Management Co. (Case No.
7              3           401-40788-BJH-11), Kevco Distribution, LP (Case No.
                           401-40789-BJH-11), Kevco Holding, Inc. (Case No.
                           401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                           401-40787-BJH-11), Kevco GP, Inc. (Case No.
                           401-40786-BJH-11), Kevco Components, Inc. (Case No.
                           401-40790-BJH-11), and Kevco, Inc. (Case No.
                           401-40783-BJH-11).

1              18          Property tax owing is an accrual only and not yet due.
4              9, 13

1              24          The direct charges to equity are due to secured debt
1              32          reductions pursuant to asset sales by Debtor and its
                           co-debtors as well as direct cash payments. The
                           secured debt owed to Bank of America by Kevco, Inc.
                           (Case No. 401-40783-BJH-11) has been guaranteed by
                           all of its co-debtors (see Footnote 1,15A);
                           therefore, the secured debt is reflected as a
                           liability on all of the Kevco entities. The charge to
                           equity is simply an adjustment to the balance sheet.

1              25          Pursuant to Order dated February 12, 2001 and
                           Supplemental Order dated March 14, 2001, debtors were
                           authorized to pay pre-petition taxes, salaries and
                           wages up to a maximum of $4,300 per employee. Debtors
                           were also (a) allowed to pay accrued vacation to
                           terminated employees and (b) permitted to continue
                           allowing employees to use vacation time as scheduled.

2              17A         During January 2002, property located in Waco, Texas
                           was sold. Proceeds of the sale were applied to
                           Debtor's long-term debt with its secured lender, Bank
                           of America.
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